Exhibit 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                        10017
(Address of principal executive offices)                             (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                       PPL ELECTRIC UTILITIES CORPORATION
               (Exact name of obligor as specified in its charter)


PENNSYLVANIA                                                         23-0959590
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification No.)

TWO NORTH NINTH STREET                                            JAMES E. ABEL
ALLENTOWN, PENNSYLVANIA 18101-1179         VICE PRESIDENT-FINANCE AND TREASURER
(610) 774-5151                               PPL ELECTRIC UTILITIES CORPORATION
                                                         TWO NORTH NINTH STREET
                                             ALLENTOWN, PENNSYLVANIA 18101-1179
                                                                 (610) 774-5151
(Address of principal executive offices)           (Name, address and telephone
                                                   number of agent for service)


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         $900,000,000 PPL ELECTRIC UTILITIES CORPORATION DEBT SECURITIES
                            (Title of the securities)

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                                     GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, New York

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2. Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 5th day of July, 2001.

                                        THE CHASE MANHATTAN BANK


                                        By
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                                          Annette M. Marsula, Vice President

Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 5th day of July, 2001.

                                       THE CHASE MANHATTAN BANK


                                       By /s/  Annette M. Marsula
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                                         /s/  Annette M. Marsula, Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 2001, in
           accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
                                  Reserve Act.

                                                                  DOLLAR AMOUNTS
                        ASSETS                                     IN MILLIONS

Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ..........................................        $  19,899
  Interest-bearing balances ..................................           23,359
Securities:
Held to maturity securities...................................              531
Available for sale securities.................................           60,361
Federal funds sold and securities purchased under
  agreements to resell .......................................           50,929
Loans and lease financing receivables:
  Loans and leases held for sale..............................            3,311
  Loans and leases, net of unearned income.........  $153,867
  Less: Allowance for loan and lease losses........     2,369
  Loans and leases, net of unearned income and
  allowance ..................................................          151,498
Trading Assets ...............................................           61,673
Premises and fixed assets (including capitalized
  leases).....................................................            4,387
Other real estate owned ......................................               39
Investments in unconsolidated subsidiaries and
  associated companies........................................              429
Customers' liability to this bank on acceptances
  outstanding ................................................              291
Intangible assets
  Goodwill....................................................            1,839
  Other Intangible assets.....................................            3,479
Other assets .................................................           18,598
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TOTAL ASSETS .................................................         $400,623
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                                   LIABILITIES

Deposits
  In domestic offices ........................................         $131,214
  Noninterest-bearing .............................  $ 52,683
  Interest-bearing ................................    78,531
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's .....................................          112,394
  Noninterest-bearing..............................  $  5,045
  Interest-bearing ................................   107,349

Federal funds purchased and securities sold under agree-
ments to repurchase ..........................................           61,321
Trading liabilities ..........................................           43,847
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases)...................           10,309
Bank's liability on acceptances executed and outstanding......              291
Subordinated notes and debentures ............................            6,030
Other liabilities ............................................           12,004
TOTAL LIABILITIES ............................................          377,410
Minority Interest in consolidated subsidiaries................              126

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.................                0
Common stock .................................................            1,211
Surplus  (exclude all surplus related to preferred stock).....           12,714
  Retained earnings...........................................            9,446
  Accumulated other comprehensive income......................             (284)
Other equity capital components...............................                0
TOTAL EQUITY CAPITAL .........................................           23,087
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL               $400,623
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                               WILLIAM B. HARRISON JR. )
                               DOUGLAS A. WARNER III   ) DIRECTORS
                               LAWRENCE A. BOSSIDY     )